EXHIBIT 32-A
FARO Technologies, Inc.
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Chairman of the Board, Co-Chief Executive Officer and Director of FARO Technologies, Inc., (the Company) hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q, for the quarter ended April 1, 2006 (the Report) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/ S / Simon Raab
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Simon Raab
June 29, 2006